16. COMMITMENTS AND CONTINGENCIES	3 Months Ended
Mar. 31, 2015
Notes to Financial Statements
Note 16.COMMITMENTS AND CONTINGENCIES

The Company is committed to make lease payments for the rental of office space as follows:

2015	$205,242
2016	181,280
2017	74,721
$461,243

The Company incurred lease expense of $94,443 (March 31, 2014 – $102,457) for the three months ended March 31, 2015.

In the event of a partial expropriation of the Company’s economic interest, contractually or otherwise, in the Joint Venture Property, which is not reversed during the abeyance period provided for in the equity participation and funding agreement, the Company will be required to return a pro rata portion of the Deposit (the amount of the repayment not to exceed the amount of the Unearned Balance) and the metal credits that the Company is required to deliver will be reduced proportionately. In the event of a full expropriation, the full amount of the Unearned Balance must be returned with interest.